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Exhibit 32.2

                      CHIEF FINANCIAL OFFICER CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350

        In connection with this Annual Report of Golden State Petro (IOM I-B) PLC (the "Company") on Form 20-F for the fiscal year ended December 31, 2003 as filed with the Securities and Exchange Commission (the "SEC") on or about the date hereof (the "Report"), I, Kate Blankenship, Chief Financial Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.

Date: June 28, 2004

/s/ Kate Blankenship
-------------------------
Kate Blankenship
Principal Financial Officer

02089.0007 #495979